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        MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
 of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                 Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

         HOUSEHOLD AUTOMOTIVE TRUST V
         Class A Notes, Series 2000-2



1.   This Certificate relates to the              August 17, 2000
Distribution Date occurring on

2.  Series 2000-2 Information

(a)  The amount of Collected Funds with            $26,589,770.12
respect to the Collection Period was equal to

(b)  The amount of Available Funds with            $26,704,469.38
respect to the Collection Period was equal to

(c)  The  Liquidated Receivables for the              $268,564.86
Collection Period was equal to

(d)  Net Liquidation Proceeds for the                 $159,850.36
Collection Period was equal to
        (i) The annualized net default rate             0.138436%

(e)  The principal balance of Series 2000-2
Receivables at the beginning
        of the Collection Period was equal to     $948,565,433.74

(f)  The principal balance of Series 2000-2
Receivables on the last day
        of the Collection Period was equal to     $936,167,847.54

(g)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $46,338,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such      $8,226,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 2000-2 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of
the
        Collection Period with respect to such        $637,000.00
Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the                   ($0.00)
Distribution Date was equal to

(k)  The Principal Distributable Amount for        $15,486,734.00
the Distribution Date was equal to

(l)  The Principal Amount Available for the        $22,762,698.94
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was     $643,864,795.76
equal to

(n)  The Aggregate Optimal Note Principal         $608,509,100.90
Balance was equal to

(o)  The Targeted Credit Enhancement Amount       $355,743,782.07
was equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was                 $0.38
equal to

(q)  The Targeted Reserve Account Balance was      $28,085,035.43
equal to

(r)  The Reserve Account Deposit Amount for         $7,275,964.94
the Distribution Date

(s)  The Maximum Reserve Account Deposit           $10,365,112.74
Amount for the Distribution Date

(t)  The Reserve Account Shortfall for the          $7,275,964.94
Distribution Date

(u)  The amount on deposit in the Reserve          $28,085,035.43
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was             3.000000%
equal to

(w)  The Targeted Overcollateralization Amount    $327,658,746.64
was equal to

(x)   The ending overcollateralization was        $307,789,785.78
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                  32.877628%

(z)  The Weighed Average Coupon (WAC) was                       0
equal to

(aa)  The Weighed Average Remaining Maturity                   60
(WAM) was equal to

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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                  $113.69970
   2.   Principal Distribution per $1,000              $108.29884
   3.   Interest Distribution per $1,000                 $5.40086

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                     6.812500%
   2.   Class A-1 principal balance -             $131,653,795.76
beginning of period
   3.   Accrual convention                     Actual/360
   4.   Days in Interest Period
                                                               31
   5.   Class A-1 interest due                        $772,323.22
   6.   Class A-1 interest paid                       $772,323.22
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning    $131,653,795.76
of period
   2.  Class A-1 principal - amount due            $15,486,734.00
   3.  Class A-1 principal - amount paid           $15,486,734.00
   4.  Class A-1 principal balance - end of       $116,167,061.76
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          18.486811%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the          12.408786%
Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                    $6.00833
   2.   Principal Distribution per $1,000                $0.00000
   3.   Interest Distribution per $1,000                 $6.00833

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                    7.210000%
   2.   Class A-2 principal balance -             $157,000,000.00
beginning of period
   3.   Accrual convention                     30/360
   4.   Days in Interest Period
                                                               31
   5.   Class A-2 interest due                        $943,308.33
   6.   Class A-2 interest paid                       $943,308.33
   7.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning    $157,000,000.00
of period
   2.  Class A-2 principal - amount due                     $0.00
   3.  Class A-2 principal - amount paid                    $0.00
   4.  Class A-2 principal balance - end of       $157,000,000.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the          24.984959%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the          16.770497%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage         29.179283%
of the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                    $6.11667
   2.   Principal Distribution per $1,000                $0.00000
   3.   Interest Distribution per $1,000                 $6.11667

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                    7.340000%
   2.    Class A-3 principal balance -            $172,000,000.00
beginning of period
   3.    Accrual convention                    30/360
   4.   Class A-3 interest due                      $1,052,066.67
   5.   Class A-3 interest paid                     $1,052,066.67
   6.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning    $172,000,000.00
of period
   2.  Class A-3 principal - amount due                     $0.00
   3.  Class A-3 principal - amount paid                    $0.00
   4.  Class A-3 principal balance - end of       $172,000,000.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the          27.372057%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the          18.372774%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a               47.552056%
percentage of the Pool Balance on the
Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                    $6.19167
   2.   Principal Distribution per $1,000                $0.00000
   3.   Interest Distribution per $1,000                 $6.19167

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                    7.430000%
   2.    Class A-4 principal balance -            $183,211,000.00
beginning of period
   3.    Accrual convention                    30/360
   4.   Class A-4 interest due                      $1,134,381.44
   5.   Class A-4 interest paid                     $1,134,381.44
   6.   Class A Interest Carryover Shortfall                $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect              $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning    $183,211,000.00
of period
   2.  Class A-4 principal - amount due                     $0.00
   3.  Class A-4 principal - amount paid                    $0.00
   4.  Class A-4 principal balance - end of       $183,211,000.00
period
   5.  Class A Principal Carryover Shortfall                $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect              $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the         29.156174%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the          19.570315%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a          67.122372%
percentage of the Pool Balance on the
Distribution Date

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